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                                                                    EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the "Act") and Rule 13a-14(b) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), each of the undersigned, Svein Rennemo, President and Chief Executive Officer of Petroleum Geo-Services ASA, a Norwegian public limited liability company (the "Company"), and Gottfred Langseth, Senior Vice President and Chief Financial Officer of the Company, hereby certify that, to his knowledge:

                  (1) the Company's Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:    November 16, 2004                 /s/ Svein Rennemo
                                          --------------------------------------
                                                      Svein Rennemo
                                          President and Chief Executive Officer



                                            /s/ Gottfred Langseth
                                          --------------------------------------
                                                    Gottfred Langseth
                                                Senior Vice President and
                                                 Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Act and Rule 13a-14(b) promulgated under the Exchange Act and is not being filed as part of the Report or as a separate disclosure document.